SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         April 11, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On April 8, 2002, an ex parte proceeding under Article 23-A of the General Business Law of the State of New York was initiated by the New York State Attorney General against Merrill Lynch & Co., Inc. (the "Corporation") and certain of its employees in the Supreme Court of the State of New York (New York County). In an accompanying affidavit, an attorney in the Office of the Attorney General of New York stated that the N.Y. Attorney General had determined to commence a proceeding against the Corporation and the named employees challenging the independence of certain Merrill Lynch research. Without there having been a finding by the court of any violations or improper practices, an order was issued (the "April 8th Order") restraining the Corporation and its subsidiaries from engaging in acts that violate the General Business Law,
Article 23-A and from issuing research reports without including specific disclosures about prior, current and prospective investment banking relationships and the distribution of buy, hold and sell recommendations within industry sectors.

     Also on April 8, upon learning of the N.Y. Attorney General's action, Merrill Lynch sought and obtained a stay of the court's order until 5:00 p.m. on April 11, 2002. On April 11, 2002, the N.Y. Attorney General and the Corporation mutually agreed to extend the current stay until April 19, 2002 at 12:00 noon.

     The parties have agreed to enter into good faith negotiations during the period of this extended stay of the terms of an agreement that would provide for the inclusion of additional disclosure in Merrill Lynch research reports and that would alleviate certain collateral consequences of the relief requested. The parties have agreed that if such an agreement is reached, they will jointly request the Court before the stay expires to vacate the injunctive provisions of the April 8th Order.

     The Corporation believes that the characterization of its research practices and the allegations made in the application filed by the N.Y. Attorney General are without merit and objects to the fact that it was not given any opportunity to contest these allegations in court before they were made public by the Attorney General at a press conference. It believes that a fair review of the facts will show that it has conducted its research with independence and integrity and that it has been a leader in practices to assure the independence of its highly regarded Research group. The Corporation will continue to cooperate with various congressional, regulatory and state officials, including the N.Y. Attorney General, to enhance its research policies and procedures and disclosures of relationships with the companies covered by its research analysts.

                                 *     *     *

     Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, affect its operations, performance, business strategy, and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, actions and initiatives by both current and potential competitors, the effect of current, pending, and future legislation or regulation both in the U.S. and throughout the world, and additional factors described in Merrill Lynch's Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the Securities and Exchange Commission's website, http://www.sec.gov.

     Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.





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





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                               By: /s/ Andrea L. Dulberg
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                                                       Andrea L. Dulberg
                                                       Corporate Secretary



Date:  April 11, 2002



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